Exhibit 99.2

BioTime’s Subsidiary Cell Cure Neurosciences, Ltd. Provides Update on OpRegen® Product Development

- Product development on track for IND filing during 2013 -

ALAMEDA, Calif.--(BUSINESS WIRE)--April 23, 2012--BioTime, Inc. (NYSE Amex: BTX) announced today that Charles S. Irving, Ph.D., the CEO of BioTime’s subsidiary Cell Cure Neurosciences, Ltd. will provide an update on the development of OpRegen® at an investor meeting in New York City. In his presentation, Dr. Irving will describe the unmet medical needs and markets for the treatment of the dry form of age-related macular degeneration (AMD), and the advantages of Cell Cure’s OpRegen which has been produced from human embryonic stem cells in culture conditions free of animal products, eliminating the need for designating the product as a xenotransplantation therapeutic. Dr. Irving will also discuss Cell Cure’s collaboration with Teva Pharmaceutical Industries Ltd., under which Teva has the option to develop and commercialize both OpRegen® and OpRegen-Plus®. Dr. Irving will describe the nature of the ongoing preclinical studies which are expected to lead to regulatory filings for the initiation of human clinical trials in 2013. Dr. Irving’s presentation will be available on BioTime’s web site www.biotimeinc.com as well as Cell Cure Neuroscience’s web site at www.cellcureneurosciences.com.

Background.

Age-related macular degeneration is the leading cause of blindness in an aging population. It is widely believed that the loss or dysfunction of a particular type of cell called “retinal pigment epithelial” (RPE) cells is the root cause of the disease. While therapies exist to treat what is called the “wet form” of macular degeneration exist, there are no therapies for the “dry form”. The transplantation of healthy RPE cells may provide a superior treatment for this devastating disorder. Cell Cure’s OpRegen® is “xeno-free”, meaning that no animal products were used in the culture of the human embryonic stem cell-derived RPE cells. The use animal products to culture cells often results in the designation of the therapy as a “xenotransplantation” product, even though the cells themselves are of human origin. Xenotransplantation may raise purity issues, increasing the costs of product development along with other risks and uncertainties. The production of animal product-free OpRegen® will therefore eliminate concerns of xenotransplantation and may provide cost savings in development and production should the product successfully complete clinical trials and be approved for human use.

About Cell Cure Neurosciences Ltd.

Cell Cure Neurosciences Ltd. was established in 2005 as a subsidiary of ES Cell International Pte Ltd (ESI), now a subsidiary of BioTime, Inc. (NYSE Amex:BTX). Cell Cure is located in Jerusalem, Israel on the campus of Hadassah University Hospital. Cell Cure's mission is to become a leading supplier of human cell-based therapies for the treatment of retinal and neural degenerative diseases. Its technology platform is based on the manufacture of diverse cell products sourced from clinical grade (GMP) human embryonic stem cells. Its current programs include developing cells for the treatment of macular degeneration, Parkinson's disease, and cells potentially useful in treating multiple sclerosis. Cell Cure's major shareholders include: BioTime Inc. (NYSE Amex:BTX), Hadasit BioHoldings Ltd. (Tel Aviv Stock Exchange:HDST) and Teva Pharmaceuticals Industries Ltd (NASDAQ:TEVA). Additional information about Cell Cure can be found on the web at www.cellcureneurosciences.com.

About BioTime, Inc.

BioTime, headquartered in Alameda, California, is a biotechnology company focused on regenerative medicine and blood plasma volume expanders. Its broad platform of stem cell technologies is developed through subsidiaries focused on specific fields of applications. BioTime develops and markets research products in the field of stem cells and regenerative medicine, including a wide array of proprietary ACTCellerate™ cell lines, culture media, and differentiation kits. BioTime's wholly owned subsidiary ES Cell International Pte. Ltd. has produced clinical-grade human embryonic stem cell lines that were derived following principles of Good Manufacturing Practice and currently offers them for use in research. BioTime's therapeutic product development strategy is pursued through subsidiaries that focus on specific organ systems and related diseases for which there is a high unmet medical need. BioTime's majority owned subsidiary Cell Cure Neurosciences, Ltd. is developing therapeutic products derived from stem cells for the treatment of retinal and neural degenerative diseases. Cell Cure's minority shareholder Teva Pharmaceutical Industries has an option to clinically develop and commercialize Cell Cure's OpRegen™ retinal cell product for use in the treatment of age-related macular degeneration. BioTime's subsidiary OrthoCyte Corporation is developing therapeutic applications of stem cells to treat orthopedic diseases and injuries. Another subsidiary, OncoCyte Corporation, focuses on the diagnostic and therapeutic applications of stem cell technology in cancer, including the diagnostic product PanC-DxTM currently being developed for the detection of cancer in blood samples, and therapeutic strategies using vascular progenitor cells engineered to destroy malignant tumors. ReCyte Therapeutics, Inc. is developing applications of BioTime's proprietary induced pluripotent stem cell technology to reverse the developmental aging of human cells to treat cardiovascular and blood cell diseases. BioTime's newest subsidiary, LifeMap Sciences, Inc., is developing an online database of the complex cell lineages arising from stem cells to guide basic research and to market BioTime's research products. In addition to its stem cell products, BioTime develops blood plasma volume expanders, blood replacement solutions for hypothermic (low-temperature) surgery, and technology for use in surgery, emergency trauma treatment and other applications. BioTime's lead product, Hextend®, is a blood plasma volume expander manufactured and distributed in the U.S. by Hospira, Inc. and in South Korea by CJ CheilJedang Corp. under exclusive licensing agreements. Additional information about BioTime, ReCyte Therapeutics, Cell Cure, OrthoCyte, OncoCyte, BioTime Asia, LifeMap Sciences, and ESI can be found on the web at www.biotimeinc.com.

Forward-Looking Statements

Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for BioTime and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the business of BioTime and its subsidiaries, particularly those mentioned in the cautionary statements found in BioTime's Securities and Exchange Commission filings. BioTime disclaims any intent or obligation to update these forward-looking statements.

To receive ongoing BioTime corporate communications, please click on the following link to join our email alert list: http://phx.corporate-ir.net/phoenix.zhtml?c=83805&p=irol-alerts

CONTACT:
BioTime, Inc.
Peter Garcia, 510-521-3390, ext 367
Chief Financial Officer
pgarcia@biotimemail.com
or
Judith Segall, 510-521-3390, ext 301
jsegall@biotimemail.com